Exhibit 10.14

Execution Version

AMENDMENT NO. 2 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amendment No. 2 to the Amended and Restated Registration Rights Agreement (this “Amendment”) is dated November 23, 2016 and amends that certain Amended and Restated Registration Rights Agreement, dated as of July 20, 2016, as amended on October 11, 2016, by and among Limbach Holdings, Inc. (the “Company”) and the Investors (as defined in the Agreement) party thereto (as amended, the “Agreement”).

WHEREAS, pursuant to the Agreement, the Investors (as defined in the Agreement) are entitled to certain registration rights;

WHEREAS, Section 3.1 of the Agreement provides that, subject to certain conditions, holders of a majority of the Registrable Securities then outstanding (as defined in the Agreement) (the “Requisite Holders”) may amend the Agreement and may waive any term of the Agreement;

WHEREAS, the undersigned Requisite Holders desire to amend the Agreement to (i) remove the obligation of the Company to file a post-effective amendment to the Form S-4 Registration Statement (as defined in the Agreement), (ii) extend the deadline by which the Company must file the Resale Shelf Registration Statement (as defined in the Agreement), (iii) modify the definition of “Registrable Securities” to clarify that securities that are freely tradable do not constitute “Registrable Securities”, and (iv) remove the liquidated damages provision in the Agreement;

WHEREAS, the Company has determined to conduct an underwritten public offering of common stock for its own account, and for the account of certain selling stockholders, which is currently anticipated to occur prior to January 27, 2017 (the “Proposed Offering”);

WHEREAS, Section 2.2(a)(i) and (ii) of the Agreement would require the Company to give notice to the Holders of the Proposed Offering and to include in the Proposed Offering, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within ten (10) days after such written notice from the Company is mailed or delivered; and

WHEREAS, the undersigned Requisite Holders desire to waive the application of Section 2.2 of the Agreement to the Proposed Offering.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree:

1.     Definitions. All capitalized terms used in this Amendment but not otherwise defined herein are given the meanings set forth in the Agreement.

2.     Amendments. The Agreement is hereby amended as follows:

a.	Section 1.1 is hereby amended by:

(i)	Amending and restating clause (kk) in its entirety with the following:

“(kk) “Registrable Securities” shall mean (i) the Initial Shares, Private Units (and the underlying Warrants and shares of Common Stock), $15 Exercise Price Sponsor Warrants (and the underlying shares of Common Stock), Merger Shares, shares of Common Stock underlying the Merger Warrants, shares of Common Stock underlying the Additional Warrants, and the shares of Common Stock underlying the Preferred Shares, as set forth on Exhibit A to this Agreement, and (ii) any Initial Shares, Private Units (and underlying Warrants and shares of Common Stock), $15 Exercise Price Sponsor Warrants (and underlying shares of Common Stock), Merger Shares, shares of Common Stock underlying the Merger Warrants, shares of Common Stock underlying the Additional Warrants, and the shares of Common Stock underlying the Preferred Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i); provided, however, that Registrable Securities shall not include any securities described in clause (i) or (ii) above which have previously been registered and sold or which have or may be sold to the public pursuant to a registration statement, Rule 144, Section 4(a)(1) under the Securities Act, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement; provided further, that (x) for the avoidance of doubt, Section 4(a)(1) shall not be deemed available to any Affiliate of the Company for any purpose of this Agreement, and (y) in the event the Company enters into an underwriting agreement relating to a public offering of its common stock prior to January 31, 2017, Registrable Securities that were the subject of a lockup agreement as a result of such offering and are held by any permitted transferee of any party to this Agreement shall remain Registrable Securities for 180 days following the date such Registrable Securities would otherwise cease to be Registrable Securities as a result of such holder’s ability to sell under Rule 144 or Section 4(a)(1) of the Securities Act.”

b.       Section 2.1(a)(i) of the Agreement is hereby amended and restated in its entirety as follows:

“The Company agrees that no later than January 31, 2017, it shall prepare and file with the Commission a registration statement on Form S-3 (or another form that is available to the Company if Form S-3 is not available) (the “Resale Shelf Registration Statement”) covering the offer and sale of all Registrable Securities; provided however, that if the Company enters into an underwriting agreement relating to a public offering of its common stock prior to January 31, 2017, then the Company shall have until the expiration of the “lock-up” period provided in such underwriting agreement to file the Resale Shelf Registration Statement, subject to any exceptions provided therein. The Company shall use its reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, and to keep the Resale Shelf Registration Statement effective under the Securities Act at all times and take all such other actions as are reasonably necessary to ensure that there is an effective “shelf” registration statement containing a prospectus that remains current covering (and to qualify under required U.S. state securities laws, if any) the offer and sale of all Registrable Securities by the Holders on a continuous basis pursuant to Rule 415 of the Securities Act.”

c.       Section 2.11 of the Agreement is hereby amended to insert the following sentence as the last sentence of the provision: “Notwithstanding the foregoing, the Company shall not be obligated to pay Liquidated Damages in respect of Registrable Securities that are not included in the Resale Shelf Registration Statement or any New Registration Statement as a result of the Staff having informed the Company that such securities may not, as a result of the application of Rule 415, be registered for resale as a secondary offering.”

3.     Waivers. The Requisite Holders hereby irrevocably waive, on behalf of all Holders, (a) any and all claims that any Holder has or may have which relates to or arises out of the Company’s obligations under the Agreement to file one or more registration statements prior to the date of this Amendment and (b) with respect to the Proposed Offering, the application of Section 2.2 of the Agreement, including, for the avoidance of doubt, the obligation to give notice of, and to include any Registrable Securities in, the Proposed Offering.

4.     Nature of Agreement; No Other Amendments. The Requisite Holders hereby acknowledge and agree that this Amendment constitutes an amendment to the Agreement in accordance with Section 3.1 thereof. Except as specifically amended by this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

5.     Section Headings. The section headings of this Amendment are for reference purposes only and are to be given no effect in the construction or interpretation of this Amendment.

6.     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, ..pdf or other electronic means shall be effective as delivery of a manually executed counterpart to the Amendment.

7.     Governing Law. This Amendment shall be governed by, and construed in accordance with the Laws of the State of Delaware without regard to the conflicts of Law principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

Limbach Holdings, Inc.

By:	/s/ Charles A. Bacon, III
Name:	Charles A. Bacon, III
Title:	CEO

1347 Investors LLC

By:	/s/ Larry G. Swets, Jr.
Name:	Larry G. Swets, Jr.
Title:	Manager

By:	/s/ Kyle Cerminara
Name:	Kyle Cerminara
Title:	Manager

FdG HVAC LLC

By:	/s/ David Gellman
Name:	David Gellman
Title:

/s/ Charles A. Bacon, III
Charles A. Bacon, III

[Signature Page to Amendment No. 2 to Amended and Restated Registration Rights Agreement]